UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 1, 2015

PBF ENERGY INC.

PBF ENERGY COMPANY LLC

PBF HOLDING COMPANY LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
Delaware	333-206728-02	61-1622166
Delaware	333-186007	27-2198168
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Sylvan Way, Second Floor

Parsippany, New Jersey 07054

(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500

(Registrant’s Telephone Number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As reported in a Current Report on Form 8-K filed by PBF Energy Inc. (“PBF Energy”), PBF Energy Company LLC (“PBF LLC”), and PBF Holding Company LLC (“PBF Holding” and collectively with its parent, PBF LLC, and its indirect parent, PBF Energy, the “Company”) on November 5, 2015 (the “Original Filing”), PBF Holding completed the acquisition of the ownership interests of Chalmette Refining, L.L.C. (“Chalmette Refining”), which owns the Chalmette refinery and related logistics assets (collectively, the “Chalmette Acquisition”), on November 1, 2015.

This amendment is being filed to amend Item 9.01 Financial Statements and Exhibits of the Original Filing, to provide certain unaudited financial statements related to the Chalmette Acquisition, related unaudited pro forma financial information of PBF Holding and supplemental information related to earnings before interest, taxes, depreciation and amortization (“EBITDA”) of Chalmette Refining.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Audited consolidated financial statements of Chalmette Refining and its subsidiaries comprised of the consolidated balance sheets as of December 31, 2014 and 2013, and the related consolidated statements of operations, equity and cash flows for the two year period ended December 31, 2014, and the related notes to the consolidated financial statements, were filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the SEC on October 5, 2015, and are incorporated by reference into this Item 9.01(a).

Unaudited historical consolidated financial statements of Chalmette Refining and its subsidiaries as of September 30, 2015 and for the nine months ended September 30, 2015 and 2014, together with the related notes to the consolidated financial statements, copies of which are filed as Exhibit 99.1 hereto.

(b)	Pro Forma Financial Information.

Unaudited pro forma consolidated financial statements of PBF Holding as of and for the nine months ended September 30, 2015 and for the year ended December 31, 2014, copies of which are filed as Exhibit 99.2 hereto.

(d)	Exhibits.

Exhibit No.	Description

99.1	Unaudited financial statements of Chalmette Refining and its subsidiaries as of September 30, 2015 and for the nine months ended September 30, 2015 and 2014.

99.2	Unaudited pro forma consolidated financial statements of PBF Holding and supplemental EBITDA information for Chalmette Refining as of and for the nine months ended September 30, 2015 and for the year ended December 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PBF Energy Inc. (Registrant)

By:	/s/ Erik Young
Name:	Erik Young
Title:	Senior Vice President, Chief Financial Officer

PBF Energy Company LLC (Registrant)

By:	/s/ Erik Young
Name:	Erik Young
Title:	Senior Vice President, Chief Financial Officer

PBF Holding Company LLC (Registrant)

Date: November 17, 2015	By:	/s/ Erik Young
	Name:	Erik Young
	Title:	Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited financial statements of Chalmette Refining and its subsidiaries as of September 30, 2015 and for the nine months ended September 30, 2015 and 2014.

99.2	Unaudited pro forma consolidated financial statements of PBF Holding and supplemental EBITDA information for Chalmette Refining as of and for the nine months ended September 30, 2015 and for the year ended December 31, 2014.